UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2009
ENDOCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15063	33-0618093
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)
201 Technology Drive
Irvine, California 92618
(Address of Principal Executive Offices, including zip code)
(949) 450-5400
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 19, 2009, Terrence A. Noonan resigned as the Company’s interim Chief Executive Officer, President and Chairman for health reasons. Mr. Noonan also took a leave of absence from the Company’s Board of Directors.
In light of Mr. Noonan’s resignation, on March 19, 2009 the Company’s Board of Directors appointed David L. Goldsmith as interim Chairman and designated the Company’s current executive officers, Michael R. Rodriguez, the Company’s Senior Vice President, Finance and Chief Financial Officer, and Clint B. Davis, the Company’s Senior Vice President, Legal Affairs and General Counsel, as co-principal executive officers on an interim basis.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOCARE, INC.
March 24, 2009	By:	/s/ Michael R. Rodriguez
Michael R. Rodriguez
Senior Vice President, Finance and Chief Financial Officer